SEI LIQUID ASSET TRUST

Prime Obligation Fund
(the "Fund")

Supplement dated October 3, 2014
to the Statement of Additional Information (the "SAI") dated October 31, 2013

In the section titled "The Administrator and Transfer Agent", the first sentence of the first paragraph under the sub-heading "Administration Fees" is hereby deleted and replaced with the following:

For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by the Fund at an annual rate of 0.30%; however, the Administrator has contractually agreed to waive its fee in order to limit operating expenses of the Fund to not more than 0.44% of average net assets of the Class A Shares.

There are no other changes to the administration fee disclosure of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-902 (10/14)